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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 2, 2003


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


            000-25677                                    51-0384117
     (Commission File Number)               (I.R.S. Employer Identification No.)



                            1620 - 400 Burrard Street
                   Vancouver, British Columbia V6C 3A6, Canada
                        (Address of Registrant's office)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)


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ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

Cybernet Internet Services International, Inc. (the "Registrant") announces that it did not make its scheduled January 2, 2003 semi-annual interest payment on its 14% Senior Notes due 2009 with an aggregate principal amount of $150,000,000. Pursuant to the terms of the Senior Notes, the Registrant has 30 days to make the requisite payment, prior to it constituting an event of default.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  CYBERNET  INTERNET  SERVICES
                                                  INTERNATIONAL,  INC.

                                                  /s/ Michael J. Smith
                                                  -----------------------------
                                                  Michael  J.  Smith
                                                  President


Date:     January 2,  2003